                                                                    EXHIBIT 10.2


                    FIRST AMENDMENT TO OMEGA NEW MASTER LEASE


         THIS FIRST AMENDMENT TO OMEGA NEW MASTER LEASE ("First Amendment") is dated as of February 1, 1999 and is entered into by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, having its principal office at 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108 ("Lessor"), and the entities designated Lessees on the signature page hereof (each a "Lessee" and collectively, "Lessees").

                                    RECITALS
                                    --------

         This First Amendment is made and entered into with reference to the following recitals:

         A. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Omega New Master Lease (as hereinafter defined).

         B. Pursuant to the Orders under Bankruptcy Code Sections 363(f) and 365 (i) Approving Sale Leaseback Transaction Regarding Signature Facilities entered by the United States Bankruptcy Court for the District of Arizona in the jointly-administered Chapter 11 cases In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re:
               BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN)("Cases"), effective December 31, 1998, Lessor acquired the Signature Facilities and Lessor and the Signature Subsidiaries entered into a lease of the Signature Facilities ("Omega New Master Lease").

         C. In accordance with Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended ("Plan"), which was confirmed with respect to the Cases effective January 31, 1999, the Omega New Master Lease (as amended) shall encompass, assume, restate and supercede the Existing Leases of the Britwill Indiana Facilities, BritWill-II November 1993 Facilities and BritWill-II December 1994 Facilities.

         D. Lessor and Lessees are entering into this First Amendment for the purpose of adding Brit Indiana and Brit-II as Lessees, accomplishing such assumption of the Existing Leases and amending certain provisions of the Omega New Master Lease.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this First Amendment agree as follows:

         1. The BritWill Indiana Facilities, BritWill-II November 1993 Facilities and BritWill-1994 Facilities are hereby added to the Omega New Master Lease.

         2. Each of the Existing Leases is hereby assumed, amended, supplemented, superseded and replaced by the Omega New Master Lease, subject only to the provisions of Section 4 hereof with respect to the Indiana Returned Facilities.

         3. Lessees acknowledge and agree that they are jointly and severally liable to Lessor for the payment of all amounts due Lessor from, and the performance of all obligations of, any one or more or all of the Lessees under the Omega New Master Lease, as set forth therein.

         4. Upon the terms and conditions set forth in the Indiana Returned Facilities Agreement, BritWill Indiana has agreed to release and relinquish to Lessor any and all right, title and interest in and to the Indiana Returned Facilities, and Lessor has agreed to terminate the Omega New Master Lease with respect to the Indiana Returned Facilities, after the Indiana Returned Facilities License Transfer. Pending the Indiana Returned Facilities Transfer, notwithstanding anything to the contrary elsewhere in the Omega New Master Lease:

               a. All revenue and expenses in connection with the ownership and operation of the Indiana Returned Facilities which accrue during the Interim Operating Period shall be for the account and liability of Lessor. Lessees shall disburse Indiana Returned Facilities Gross Revenue in the following order of priority:

                          First, to pay the Indiana Returned Facilities Interim Manager a management fee of five percent (5%) of Indiana Returned Facilities Gross Revenue, which fee shall accrue if not paid at any time during the Interim Operating Period and shall be payable in the first order of priority out of Indiana Returned Facilities Gross Revenue in succeeding months, and if not paid during the Interim Operating Period shall be paid by Lessor as soon as the amount accrued and unpaid shall be determined;

                          Next, to pay Indiana Returned Facilities Operating Expenses that accrue and become due during the Interim Operating Period, as and when the payment of the same is due without penalty or interest (operating expenses that accrue prior to the Interim Operating Period being the responsibility of Brit Indiana, and not Lessor, as set forth in the Indiana Returned Facilities Agreement);

                          Next, to pay Additional Charges with respect to the Indiana Returned Facilities which accrue and become payable during the Interim Operating Period (Additional Charges with respect to the Indiana Returned Facilities that accrue prior to the Interim Operating Period being the responsibility of Brit Indiana, and not Lessor, as set forth in the Indiana Returned Facilities Agreement);

                          Next, to pay to Lessor the Indiana Returned Facilities Net Cash Flow, if any. Indiana Returned Facilities Net Cash Flow for a calendar month, if any, shall be paid to Lessor within fifteen (15) business days after the same has been determined, subject to reasonable and appropriate reserves approved by Lessor for the payment of future Indiana Returned Facilities Operating Expenses that are reasonably expected to accrue and become due and payable during the Interim Operating Period, provided, however, that any and all Indiana Returned Facilities Net Cash Flow that has not been previously paid to Lessor on or before the Indiana Returned Facilities Lease Termination Date shall be paid to Lessor within fifteen (15) business days

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
                          after such date, except that any such Indiana Returned Facilities Net Cash Flow received by Lessees after the Indiana Returned Facilities Lease Termination Date shall be paid to Lessor within fifteen (15) Business Days after receipt thereof.

                          If Gross Revenues are insufficient to pay any Indiana Returned Facilities Operating Expense or Additional Charge which accrues and is payable during the Interim Operating Period as and when such Indiana Returned Facilities Expense or Additional Charge becomes due, upon Notice Lessor shall supply Lessees with such additional funds as are necessary for such payment.

                  b. Except for the payment thereof in the order of priority set forth in the preceding subparagraph out of, and only to the extent of, available Indiana Returned Facilities Gross Revenue, Lessees shall not be responsible for the payment of Additional Charges that are payable and accrue with respect to the Indiana Returned Facilities during the Interim Operating Period, provided, however, that Lessees shall give Lessor such Notice as is feasible of the due date and the amount of any Additional Charges which accrue and are due during such period and which exceed the Indiana Returned Facilities Gross Revenues available to Lessees for the payment thereof on or before the date on which such Additional Charges are due and payable without penalty. Lessees shall have no obligation to pay with respect to the Indiana Returned Facilities the site inspection fee required under
                          Section 3.2 of the Omega New Master Lease or any other fee, charge or expense except as otherwise set forth in this First Amendment.

                  c. The failure of Lessees to pay with respect to the Indiana Returned Facilities any amount due, other than Indiana Returned Facilities Net Cash Flow payable to Lessor, or to perform any act required under the Lease, during the Interim Operating Period, shall not constitute an Event of Default if at the time such amount is due or such act is required to be performed sufficient Indiana Returned Facilities Gross Revenues are not available to Lessees to enable Lessees to pay such amount or to pay for the performance of such act and Lessor, after receipt of timely Notice from Lessees, fails to provide Lessees with such additional funds as may be necessary at the time to pay such amount or pay for the performance of such act, provided, however, that a violation by Lessees during such period of any Legal Requirement or Insurance Requirement applicable to the Indiana Returned Facilities, resulting from willful misconduct or gross negligence on the part of Lessees, beyond any applicable grace or cure period provided in the Omega New Master Lease shall constitute an Event of Default as provided in Section 16.1.17.

                  d. No Obligation or Right to Make Capital Improvements Lessees shall have neither the right nor the obligation to make any capital improvements to the Indiana Returned Facilities without the express written approval of Lessor, whether or not made necessary as a result of a Legal Requirement

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

                          or an Insurance Requirement, damage from a casualty, a Taking or deterioration, and without Lessor's prior written approval Lessees shall only be obligated to make such capital repairs and restoration as may reasonably be required in an emergency in which time does not permit Lessees to obtain such written approval, and Lessor shall promptly reimburse Lessees for the reasonable cost of any such emergency repairs. Lessor alone shall in its discretion decide whether or not to repair, restore and rebuild an Indiana Returned Facility following a casualty. In the event of a casualty that prevents carrying on the normal operation of an Indiana Returned Facility for any period in excess of five (5) business days, and if, upon Notice from Lessees, Lessor does not make arrangements reasonably satisfactory to Lessees to cause the damaged property within thirty (30) days of the date of the casualty to be restored to the extent that the interference with the normal operation of such Facility is eliminated, Lessees shall have the right to terminate this Lease as to the damaged Indiana Returned Facility upon at least fifteen (15) days prior written notice to Lessor. Notwithstanding the foregoing, Lessees may take any action reasonably required of Lessees to maintain the licenses to operate the Indiana Returned Facilities as healthcare providers until such time as Lessees are relieved of any and all obligations thereunder with respect to the Indiana Returned Facilities, and Lessees shall not be liable to Lessor for any such reasonable actions taken.

                  e. No Right to Proceeds of Insurance and Condemnation Awards. Except for the purpose of paying any Accrued Fees, Lessees shall have no right to retain any Net Proceeds received or receivable with respect to the Indiana Returned Facilities.

                  f. No Right or Obligation to Contest. Lessees shall neither be required nor permitted to engage in any contest of any Legal Requirement or Insurance Requirement applicable to the Indiana Returned Facilities without prior Notice to, and the approval of, Lessor.

                  g. Management Agreement Approved. Lessor hereby approves the Indiana Returned Facilities Interim Management Agreement between Lessees and Indiana Returned Facilities Interim Manager dated February 1, 1999. Any amendment of the Indiana Returned Facilities Management Agreement shall be ineffective without the prior, written approval of the parties hereto.

                  h. Authority and Responsibility of Lessees. The current licensee of the Indiana Returned Facilities shall remain the responsible licensee thereof and as such shall retain complete responsibility and legal liability for all the patient care and for the overall supervision and control of the business, assets and properties which are part of the Indiana Returned Facilities.

                  i.     Interpretation of Omega New Master Lease with Respect
                          to Indiana Returned Facilities. Lessor and Lessees originally intended the Indiana Returned Facilities Lease Termination Date to be January 31, 1999.

                          Because processing of required licensure applications is not complete, Lessor and Lessees are agreeing to include the Indiana Returned Facilities among the Facilities covered by the Omega New Master Lease. The intent of Lessor and Lessees with respect to the Indiana Returned Facilities is to give Lessor from and after February 1, 1999 the same economic benefit, and to impose upon Lessor the same economic burdens, as if the Indiana Returned Facilities were not included in the Omega New Master Lease, and Lessor and Lessees intend that the Omega New Master Lease be interpreted and construed consistent with the foregoing intent and with the provisions of the Indiana Returned Facilities Agreement.

                  j. Indemnification of Lessees. Lessor shall protect, indemnify, save harmless and defend Lessees, their principals, officers, directors and agents and employees for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessees or any of them by reason of the inclusion of the Indiana Returned Facilities as Facilities leased under the Omega New Master Lease during the Interim Operating Period, excluding any such liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) arising out of the gross negligence or willful misconduct of Lessees or Manager or the agents or employees of Lessees or Manager.

                  k. Termination of Lease with Respect to Indiana Returned Facilities. The Omega New Master Lease shall terminate with respect to the Indiana Returned Facilities on the Indiana Returned Facilities Lease Termination Date. Lessees shall have the right to terminate this Lease as to the Indiana Returned Facilities on the Indiana Returned Facilities Termination Date by Notice to Lessor if Lessor fails to provide funds to Lessees for the payment of Accrued Management Fees, Indiana Returned Facilities Operating Expenses and Additional Charges as required under Section 4.a., above or any other sums due from Lessor with respect to the Indiana Returned Facilities, within five (5) Business Days after a Notice from Lessees' as to the amount and purpose of such funds.

                  Except as hereinabove provided, the terms and conditions of the Omega New Master Lease shall be fully applicable to the Indiana Returned Facilities until the Indiana Returned Facilities Lease Termination Date without further modification or amendment.

         5. The definitions set forth in Article II of the Omega New Master Lease are amended as follows:

                           Accrued Fees: Fees payable to the Indiana Returned
                  Facilities Interim Manager under the Indiana Returned Facilities Interim Management Agreement and this First Amendment which are due as provided herein but are unpaid.

                          Additional Texas Facilities Land: The real property
             described in Exhibit K-1, Exhibit K-2 and Exhibit K-3 attached to this Lease.

                          Effective Date: As to the Signature Facilities,
             December 31, 1998; as to the BritWill Indiana Facilities, BritWill-II November 1993 Facilities and BritWill-II December 1994 Facilities, February 1, 1999.

                          Indiana Returned Facilities Agreement: The Indiana
             Returned Facilities Agreement between Lessor and BritWill Indiana dated as of the date of this First Amendment.

                          Indiana Returned Facilities Gross Revenue: The Gross
             Revenues received or receivable from or by reason of the operation of the Indiana Returned Facilities during the Interim Operating Period.

                          Indiana Returned Facilities Interim Management
             Agreement: The Indiana Returned Facilities Interim Management Agreement between Lessees and Indiana Returned Facilities Interim Manager of even date herewith.

                          Indiana Returned Facilities Interim Manager: RainTree
             Healthcare Corporation.

                          Indiana Returned Facilities Lease Termination Date:
             The earlier of (a) the last day of the month in which the operation of the Indiana Returned Facilities may lawfully be transferred to an entity of Lessor's choice which has been legally licensed to operate the Indiana Returned Facilities, (b) the date which is ten
             (10) Business Days after a Notice from Lessees to Lessor in which Lessees elect to terminate the Omega New Master Lease as to the Indiana Returned Facilities pursuant to Section 4.k., above and (c) September 1, 1999.

                          Indiana Returned Facilities License Transfer: The
             transfer to Lessor's designee, or issuance directly to Lessor's designee, as the case may be, of all licenses and permits required for the continuation of the operation of the Indiana Returned Facilities in the manner in which such Facilities are being operated on February 1, 1999, provided, however, that Lessees shall have no obligation to incur any costs in connection with any transfer or direct issuance to Lessor's designee of such licenses and permits.

                          Indiana Returned Facilities Net Cash Flow: For the
             Interim Operating Period, Indiana Returned Facilities Gross Revenue minus Indiana Returned Facilities Operating Expenses.

                          Indiana Returned Facilities Operating Expenses:
             Expenses which accrue and are payable in the ordinary course of business during the Interim Operating Period for the operation of the Indiana Returned Facilities.

                          Interim Operating Period: The period from February 1,
               1999 through the Indiana Returned Facilities Lease Termination Date.

                          Omega Master Lease Guarantee: The New Omega Master
               Lease Guarantee dated December 31, 1998.

          6. Section 8.3.1.3 of the Omega New Master Lease is amended to read as follows:

               Lessees' Consolidated Current Ratio. At all times during the Term (including any Extended Term), Lessees shall maintain Lessees' Consolidated Current Ratio of at least 1.2.

          7. Section 8.3.1.4 of the Omega New Master Lease is amended to read as follows:

               Lessees' Consolidated Fixed Charge Ratio. Lessees shall maintain a Lessees' Consolidated Fixed Charge Ratio for 1999 of at least 1.4, for 2000 of at least 1.5 and at all times after January 1, 2001 of at least 1.55.

          8. Section 8.3.1.5 of the Omega New Master Lease is amended to read as follows:

               Limitation of Distributions. In or with respect to Lease Year 1999 and any subsequent Lease Year, excluding the distribution of the proceeds of Omega's Signature Facilities Investment, Lessees shall not pay or distribute to their shareholders or any Affiliate in the form of dividends, fees for management in excess of those fees Lessees are required by the terms of the Management Agreement to pay, or for any other services or reimbursements for shareholder expenditures or overhead on behalf of Lessees unless
               (A) after any and all such payments and distributions (i) Lessees' Consolidated Tangible Net Worth equals or exceeds the amount required by Section 8.3.1.2 above, and (ii) Lessees' Consolidated Current Ratio is at least 1.2, and (B) Lessees have maintained, for the four (4) calendar quarters immediately preceding any such payments and distributions, a Lessees' Consolidated Fixed Charge Ratio as required by Section 8.3.1.4.

          9. Section 13 of the Omega New Master Lease is amended by the addition of the following Subsection 13.9:

                    "13.9. The insurance provided by Lessees pursuant to Section
               13.1.4 shall be written on an 'occurrence' and not a 'claims made basis. In the event that the insurance provided by Lessees pursuant to Section 13.1.5 is written on a 'claims made' basis, Lessees shall also provide continuous coverage for claims arising during the Term either by obtaining an endorsement providing for an extended reporting period reasonably acceptable to Lessor in the event such policy is canceled or not renewed for any reason whatsoever, or by obtaining 'tail' insurance coverage converting such policy to an 'occurrence' basis policy providing coverage for a period of at least three (3) years beyond the expiration of the Term."



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

          10. Exhibit H "Minimum Rent" is amended to read in its entirety as set forth on attached EXHIBIT A.

          11. The Minimum Rent for the BritWill Indiana Group of Facilities, the BritWill-II November 1993 Group of Facilities and the BritWill-II December 1994 Group of Facilities for the Stub Period, the monthly installments thereof payable on or before the twelfth (12th) day of each calendar month during the Stub Period and the Minimum Rent for the Stub Period annualized for each such Group of Facilities shall be:






GROUP OF FACILITIES                     MINIMUM RENT FOR        MONTHLY INSTALLMENT     MINIMUM RENT FOR STUB
                                        STUB PERIOD             PAYABLE DURING          PERIOD ANNUALIZED
                                                                STUB PERIOD

BritWill Indiana Facilities             $1,061,675.23           $96,515.93              $1,158,191.16

BritWill-II November 1993 Facilities    $1,092,693.58           $99,335.78              $1,192,029.36

BritWill-II December 1994 Facilities    $569,024.72             $51,729.52              $620,754.24


          11. Except as expressly amended hereby, the Omega New Master Lease is in full force and effect without amendment or modification.


                             SIGNATURE PAGES FOLLOW

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                                     LESSOR:

                                               Omega Healthcare Investors, Inc.,
                                               a Maryland corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

LESSEES:

                                               BritWill Indiana Partnership,
                                               an Arizona general partnership

                                               By: BritWill Investments-I, Inc.,
                                               a Delaware corporation, its
                                               General Partner

                                               By:
                                               Name:
                                               Title:


                                               BritWill Investments-II, Inc.,
                                               a Delaware corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                               Amberwood Court, Inc., a
                                               Colorado corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

                                               The Arbors Health Care
                                               Center, Inc.,
                                               an Arizona corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

                                               Brookshire House, Inc., a
                                               Colorado corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------


                                               Christopher Nursing Center, Inc.,
                                               a Colorado corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                               Los Arcos, Inc., a Colorado
                                               corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                               Pueblo Norte, Inc., a Colorado
                                               corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                               Rio Verde Nursing Center, Inc.,
                                               a Colorado corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



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